 As filed with the Securities and Exchange Commission on September 13, 1996.


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                     The Securities Exchange Act of 1934

                       Date of Report: August 21, 1996
                       -------------------------------
                      (Date of earliest event reported)


Commission   Registrant; State of Incorporation;   I.R.S. Employer
File Number  Address; and Telephone Number         Identification No.
- -----------  -----------------------------------   ------------------

1-9130    CENTERIOR ENERGY CORPORATION             34-1479083
          (An Ohio Corporation)
          6200 Oak Tree Boulevard
          Independence, Ohio 44131
          Telephone (216) 447-3100


1-2323    THE CLEVELAND ELECTRIC                  34-0150020
          ILLUMINATING COMPANY
          (An Ohio Corporation)
          55 Public Square
          Cleveland, Ohio 44113
          Telephone (216) 622-9800


1-3583    THE TOLEDO EDISON COMPANY              34-4375005
          (An Ohio Corporation)
          300 Madison Avenue
          Toledo, Ohio 43652
          Telephone (419) 249-5000

This combined Form 8-K is separately filed by Centerior Energy Corporation ("Centerior Energy"), The Cleveland Electric Illuminating Company ("Cleveland Electric") and The Toledo Edison Company ("Toledo Edison"). Centerior Energy, Cleveland Electric and Toledo Edison are sometimes referred to collectively as the "Companies". Cleveland Electric and Toledo Edison are sometimes referred to collectively as the "Operating Companies". Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant, except that information relating to either or both of the Operating Companies is also attributed to Centerior Energy.

Item 5. Other Events

1.   Management Changes.

     For background relating to this topic, see "Item 10. Directors and Executive Officers of the Registrants" in the Companies' Annual Report on Form 10K for the year ended December 31, 1995 and "Item 5. Other Events - Management Changes" in the Companies' Current Report dated June 25, 1996.

     On August 28, 1996, the Board of Directors of Centerior Service Company ("Centerior Service") elected Lew W. Myers to the position of Vice President-Nuclear--Perry effective September 16, 1996. Mr. Myers' business experience over the past five years included the following: Houston Lighting & Power - Plant Manager of South Texas Project Unit 1 (1993-1996); Westinghouse Electric Corp. - Start-up Manager at Savannah River Project (1992-1993); and Tennessee Valley Authority - Plant Manager of Bellefonte Nuclear Station (1990-1992).

2.   City of Clyde.

     For background relating to this topic, see "Item 5. Other Events - 2. PUCO Order on Request by City of Clyde" in the Companies' Current Report on Form 8-K dated April 11, 1996 and "Item 5. Other Events - 6. PUCO Order on Request by City of Clyde" in the Companies' combined Quarterly Report on Form 10-Q for the quarter ended June 30, 1996.

     On August 28, 1996, the Ohio Supreme Court reversed the Court of Appeals and granted a writ of mandamus against the City of Clyde which requires the City to allow buildings which existed in the City prior to its February, 1995 Ordinance to receive electric service from Toledo Edison or from the municipal electric company at the option of the customer.

3.   Medical Center.

     For background relating to this topic, see "Item 1. Business - Operations - Competitive Conditions - Cleveland Electric" in the Companies' Annual Report on Form 10-K for the year ended December 31, 1995.

     On August 21, 1996, the Ohio Supreme Court reversed the decision of The Public Utilities Commission of Ohio ("PUCO") and required it to hold a hearing on the Company's complaint against Ohio Power Company for violating the Company's exclusive certified territory by selling power to the Medical Center Complex in Cleveland. The PUCO had dismissed the Company's Complaint against Ohio Power.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    CENTERIOR ENERGY CORPORATION
                    ----------------------------
                    Registrant

                    THE CLEVELAND ELECTRIC ILLUMINATING
                    -----------------------------------
                    COMPANY
                    -------
                    Registrant

                    THE TOLEDO EDISON COMPANY
                    -------------------------
                    Registrant

                    By: /s/ KEVIN P. MURPHY
                    --------------------------------------
                    Kevin P. Murphy
                    Assistant Secretary of each Registrant


September 13, 1996


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